U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                     INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[_]  Confidential, for Use of the
Commission Only (as permitted by
Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material under Rule 14a-12

                             SLOPESTYLE CORPORATION
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies: Common Stock
     2.   Aggregate number of securities to which transaction applies: 5,876,950
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4.   Proposed maximum aggregate value of transaction:
     5.   Total fee paid:

            [_] Fee paid previously with preliminary materials.

            [_] Check  box if any  part  of the fee is  offset  as  provided  by
                Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1) Amount Previously Paid:

            (2) Form, Schedule or Registration Statement No.:

            (3) Filing Party:

            (4) Date Filed:










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


                             SLOPESTYLE CORPORATION
                      1111 Hughes Court, Wylie, Texas 75098
                                 (972) 488-8060

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Slopestyle Corporation will hold its Annual Meeting of Stockholders at its offices located at 1111 Hughes Court, Wylie, Texas 75098 on November 28, 2007 at 1111 Hughes Court, Wylie, Texas 75098. We are holding the meeting for the following purposes:


     1) To elect members of the Board of Directors, whose terms are described in this e proxy statement;

     2)   To change our corporate name to REMEDIATION SERVICES, INC.;

     3)   To convert from a Texas corporation to a Nevada corporation;

     4)   To authorize a class of preferred stock; and,

     5) To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

         Holders of record of Slopestyle common stock at the close of business on October 15, 2007, are entitled to vote at the meeting. The Board urges Stockholders to vote "FOR" each of Items 1, 2, 3 and 4 and solicits your vote.

         In addition to the proxy statement, proxy card and voting instructions, a copy of Slopestyle's annual report on Form 10-KSB and quarterly reports on Form 10-QSB, which are not part of the proxy soliciting material is enclosed.

         It is important that your shares be represented and voted at the meeting. We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend the meeting, please vote your shares using the enclosed proxy card. Simply sign the return card where required, note the number of shares you own and if you will attend the meeting in person, and return the card in the envelope provided to us at the address first written above. Of course, you may also vote your shares in person at the Annual Meeting.

                                        By Order of the Board of Directors,


                                        -----------------------------------
                                        Reed Buley
                                        President

October 9, 2007


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



                                 PROXY STATEMENT

         We are providing these proxy materials in connection with the solicitation by the Board of Directors of Slopestyle Corporation of proxies to be voted at our Annual Meeting of Stockholders, to be held on November 28, 2007, and at any meeting following postponement or adjournment of the Annual meeting.

         You are cordially invited to attend the annual meeting, which will begin at 9:30 AM. The meeting will be held at our offices located at 1111 Hughes Court, Wylie, Texas 75098. Stockholders will be admitted beginning at 9:00 AM. The location is accessible to handicapped persons, and we will provide wireless headsets for hearing amplification upon request.

         You will need an admission ticket to enter the meeting. If you are a stockholder of record, you will find an admission ticket attached to the proxy card sent to you. If you plan to attend the annual meeting, please retain the admission ticket. A map and directions to the annual meeting are printed on the admission ticket.

         If your shares are held in the name of a bank, broker, or other nominee and you plan to attend the annual meeting, you can obtain an admission ticket in advance by sending a written request, along with proof of ownership, such as a recent bank or brokerage account statement, to our transfer agent, Signature Stock Transfer, Inc., One Preston Park, 2301 Ohio Drive, Suite 100 Plano, Texas 75093, (972) 612-4120. If you arrive at the annual meeting without an admission ticket, we will admit you if we are able to verify that you are a stockholder of Slopestyle Corporation.

         We are first mailing this proxy statement, the proxy card and voting instructions on October 31, 2007, to persons who were stockholders at the close of business on October 15, 2007, the record date for the meeting.

                             IMPORTANT--PLEASE READ

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your proxy at your earliest convenience by mail using the enclosed envelope. This will ensure the presence of a quorum at the Annual Meeting and will save us the expense of additional solicitation. Sending in your proxy card and voting will not prevent you from voting your shares at the Annual Meeting, or changing your vote, if you desire to do so. It will also help us provide adequate seating if you note that you will attend. Your proxy is revocable at your option in the manner described in the Proxy Statement.

PROXIES AND VOTING PROCEDURES

         You can vote your shares by completing and returning a proxy card or, if you hold your shares in "street name," a voting instruction form.

         If your shares are held in "street name," you must obtain a proxy, executed in your favor, from your broker or other holder of record, to be able to vote at the meeting.

         You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy or by voting in person at the meeting.

         All shares entitled to vote and represented by properly completed proxies received prior to the meeting and not revoked will be voted at the meeting in accordance with your instructions.

         If you hold your shares through a broker, your shares may be voted even if you do not attend the annual meeting.

         Abstentions and broker non-votes do not have the effect of votes in opposition to a director. Abstentions are also counted towards determining a quorum.

         If any other matters are properly presented at the annual meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the individuals named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the annual meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to revoke your proxy until it is voted. At the date this proxy statement went to press, we did not anticipate that any other matters would be raised at the annual meeting.

STOCKHOLDERS ENTITLED TO VOTE

         You are entitled to vote at the annual meeting all shares of our common stock that you held as of the close of business on the record date. Each share of our common stock is entitled to one vote with respect to each matter properly brought before the meeting.

         On October 15, 2007, the record date, there were _____ shares of common stock outstanding.

         A list of stockholders entitled to vote at the meeting will be available at the meeting, and for 10 days prior to the meeting, at 1111 Hughes Court, Wylie, Texas 75098 between the hours of 10:00 a.m. and 5:00 p.m. local time.

REQUIRED VOTE

         The presence, in person or by proxy, of the holders a majority of the shares of a voting group entitled to vote at the annual meeting, shall constitute a quorum of that voting group, which is required in order to transact business at the meeting.

COST OF PROXY DISTRIBUTION AND SOLICITATION

         Slopestyle Corporation will pay the expenses of the preparation of the proxy materials and the solicitation by the Board of Directors of proxies. Proxies may be solicited on behalf of Slopestyle Corporation in person or by telephone, e-mail, facsimile or other electronic means by directors, officers or employees of Slopestyle Corporation, who will receive no additional compensation for soliciting. In accordance with the rules of the Securities and Exchange Commission, we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of Slopestyle Corporation stock.

PROPOSAL 1 -

PROPOSAL FOR THE ELECTION OF DIRECTORS

The Board of Directors is comprised of only one director. Directors will be elected by the affirmative vote of a plurality of the votes cast at the Annual Meeting. Our current sole director, Reed T. Buley, is standing for reelection, and if he is elected, will continue to be our sole director. To date we have not had annual meeting. We only have one director, who is also our Chief Executive and Financial Officer and therefore there are no family relationships among our directors or executive officers. Provided below is a brief description of our director's business experience during the past five years and an indication of directorships he has held in other companies subject to the reporting requirements under the Federal securities laws. Our director will serve until the next annual meeting of shareholders and until his successor(s) are elected and qualified, or until his earlier death, retirement, resignation or removal.

Information with Respect to Director Nominees

Reed T. Buley. Mr. Buley graduated from Trinity Valley Community College in 1992, Since graduation he has held various management and operations positions before moving into the restoration business. In the course of the restoration business, he added the remediation and other specialty services. He was the manager of a water and fire restoration company serving the Dallas/Fort Worth metroplex from 2000 until 2002 when he became President of Slopestyle Corporation. He has been the President of Slopestyle Corporation since December 2002.

Pursuant to our Articles of Incorporation, this proposal can be approved by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE ABOVE NAMED DIRECTOR.


PROPOSAL 2 -

PROPOSAL TO CHANGE THE NAME OF THE COMPANY TO REMEDIATION SERVICES, INC.

The Board seeks the right to change the name of the company from Slopestyle Corporation to Remediation Services, Inc., which more accurately describes our business.

Management believes that changing our name to Remediation Services, Inc. will bring us greater exposure and name recognition because the new name will more accurately describe our business.

If the proposal to convert into a Nevada corporation is approved, then our new name will become effective through the documents we must file to effect the conversion. If however, the proposal to convert into a Nevada corporation is not approved, then we will promptly file Articles of Amendment with the Secretary of State of the State of Texas to amend our existing Articles of Incorporation and effect our new name, which will become effective on the date of filing the Articles of Amendment. The text of the Articles of Amendment is set forth in Exhibit A. The text of the Articles of Amendment is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Texas and as the Board deems necessary and advisable to correctly identify the Company's new name. Either way, we will need a new Over the Counter Bulletin Board trading symbol and cusip number upon our name change. We will report our new symbol and cusip number in a Current Report on Form 8-K once it is established.

Pursuant to the Texas Business Corporation Act, Art. 4.02, the name change will be approved if we receive the affirmative vote of the holders of at least two-thirds of the outstanding shares entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR CHANGING THE NAME OF THE CORPORATION TO REMEDIATION SERVICES, INC.

PROPOSAL 3 -

PROPOSAL TO CONVERT FROM A TEXAS CORPORATION TO A NEVADA CORPORATION.


The Board of Directors is recommending that shareholders approve converting from a Texas corporation to a Nevada corporation.

Management believes that it is in the best interests of our shareholders to convert to a Nevada corporation for tax savings purposes, for the increased flexibility afforded by Nevada's corporate law and to take advantage of several features provided by such law that is expected to help us facilitate certain corporate actions, such as pursuing the possibility of acquiring another company to grow our business and increase our shareholders' value.

Management believes that converting in to a Nevada corporation will make us more attractive to investors that look to earnings after taxes and to certain acquisition candidates who may desire a merger company that is located in a more advantageous tax location. The State of Texas recently enacted HB 3, legislation whereby the Company could be subject to additional franchise taxes. Management believes it is in the best interest of the shareholders to convert to a Nevada corporation to eliminate the potential for additional taxes. In Nevada, we will pay a $100.00 per year business tax and an $85.00 per year franchise tax. The Board has also reserved its right to elect not to proceed, and abandon, the conversion if it determines, in its sole discretion, that it is no longer in the best interests of the Company's stockholders. No further action on the part of stockholders will be required to either implement or abandon the conversion. If approved, the Board anticipates implementing the conversion as soon as possible because of the advantages such conversion will bring to us and our shareholders.

Converting to a Nevada corporation will not result in any change in the Company's headquarters, jobs, management, or location of any of our offices or facilities, number of employees, assets, liabilities or net worth. However, we believe it will be beneficial to the Company and its shareholders in the long run to obtain the benefits of Nevada's comprehensive and widely used corporate law.

Pursuant to the business laws of Nevada and Texas, the Company prepared a Plan of Conversion, which our Board approved by written consent. To effect the conversion, the Board of Directors will file Articles of Conversion with the Secretary of State of Texas and Nevada. To establish our existence as a Nevada corporation, we will file Articles of Incorporation in Nevada, which is attached hereto as Exhibit B. Since a company cannot be incorporated in two states at the same time, once the Articles of Conversion are filed with Texas' Secretary of State, we will cease being a Texas corporation. A copy of the Plan of Conversion and Articles of Conversion are attached hereto as Exhibit C and D, respectively.

ONCE THE ARTICLES OF CONVERSION ARE FILED WITH TEXAS AND NEVADA, THEN ASIDE FROM CHANGING THE STATE OF INCORPORATION, OUR CORPORATE NAME AND OUR AUTHORIZED CAPITAL, THE COMPANY'S ARTICLES OF INCORPORATION WILL REMAIN THE SAME. However, once it is filed and the state of incorporation is changed, Nevada Law, rather than Texas Law, will control and govern the Company's corporate affairs. Accordingly, our bylaws will be read to be consistent with Nevada law and any conflicting provisions shall be reformed and construed to be consistent therewith.

The Board of Directors believes that converting from Texas to Nevada will also encourage directors to continue to make independent decisions in good faith on behalf of the Company and may also make it easier to attract future board members since such candidates should already be familiar with Nevada corporate law. In general, Nevada law provides greater protection to our directors and the Company than Texas law. For one thing, in Nevada a plaintiff must show the minimum contacts generally required for a state to have jurisdiction over a non-resident director. Also, Nevada law allows a company and its officers and directors, if personally sued, to petition the court to order a plaintiff to post a bond to cover their costs of defense. This motion can be based upon lack of reasonable possibility that the complaint will benefit the Company or a lack of participation by the individual defendant in the conduct alleged. The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial. With the increase in frequency of claims and litigation directed towards directors and officers, converting to Nevada may therefore help attract and retain qualified management by reducing the risk of lawsuits, as well as the effects of such lawsuits, being filed against the Company and its directors.

Because of differences between the laws of Nevada and Texas, the conversion will effect some changes in your rights as Company shareholders. Summarized below are a few of the differences between shareholder rights before and after the conversion, as a result of the differences among these laws. This summary is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to Nevada's Revised Statutes, the Company's Articles of Incorporation and Bylaws before and after the conversion, and laws governing Texas corporations.

     1.   Election of Directors
          o Pursuant to our current bylaws, all elections are determined by a plurality of the votes cast, and except as otherwise required by law, all other matters shall be determined by a majority.
          o Pursuant to NRS, unless otherwise provided in the articles of incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Shareholders do not have a right to cumulate their votes for directors unless the articles of incorporation so provide.

     2.   Removal of Directors
          o As permitted by Texas law, directors may be removed with or without cause by the vote of a majority of the shares entitled to vote thereon.
          o Nevada law provides that directors may be removed by the vote of two-thirds of the voting interests entitled to vote for the election of directors. Thus, the conversion may make it more difficult for the stockholders of the Company to remove a member of the board of directors because it increases the number of shares that must be voted for removal.

     1.   Special Meetings of Stockholders
          o Pursuant to Texas law, special meetings of the shareholders may only be called (1) by the president, the board of directors, or such other person or persons as may be authorized in the articles of incorporation or the bylaws or (2) by the holders of at least 10% percent of all the shares entitled to vote at the proposed special meeting, unless the articles of incorporation allow for a number of shares greater than or less than 10%, but in no event greater than 50%.
          o Nevada law provides more flexibility since it does not address the manner in which special meetings of stockholders may be called but permits corporations to determine the manner in which meetings are called in their bylaws.

     1.   Special Meetings Pursuant to Stockholder Petition
          o In Texas, if the annual meeting is not held within any 13-month period and a written consent of shareholders has not been executed instead of the meeting, any court of competent jurisdiction in the county in which the principal office of the corporation is located may, on the application of any shareholder, summarily order a meeting to be held. Failure to hold the annual meeting at the designated time shall not work a dissolution of the corporation.
          o Under Nevada law, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The conversion will thus



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

               make it more difficult for our stockholders to require that an annual meeting be held without the consent of the board of directors.

     1.   Dividends
          o Under Texas law, a distribution is defined as a transfer of money or other property (except a corporation's own shares or rights to acquire its shares), or an issuance of indebtedness, by a corporation to its shareholders in the form of: (i) a dividend on any class or series of the corporation's outstanding shares; (ii) a purchase, redemption or other acquisition by the corporation, directly or indirectly, of its shares; or (iii) a payment in liquidation of all or a portion of its assets. Under Texas law, a corporation may make a distribution, subject to restrictions in its charter, if it does not render the corporation unable to pay its debts as they become due in the course of its business, and if it does not exceed the corporation's surplus. Surplus is defined under Texas law as the excess of net assets (essentially, the amount by which total assets exceed total debts) over stated capital (essentially, the aggregate par value of the issued shares having a par value plus consideration paid for shares without par value that have been issued), as such stated capital may be adjusted by the board. This limitation does not apply to distributions involving a purchase or redemption of shares to eliminate fractional shares, collect indebtedness, pay dissenting shareholders or redeem shares if net assets equal or exceed the proposed distribution.

          o Nevada law is similar in that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of any preferred stockholders.

     1.   Restrictions on Business Combinations
          o Texas law generally prohibits significant business transactions, including mergers, with a holder of 20% or more of a public corporation's stock for a period of three years after such holder exceeds such ownership level, unless: (i) the board approves either the transaction in question or the acquisition of shares by the affiliated shareholder prior to the affiliated shareholder's share acquisition date; or (ii) the transaction is approved by the holders of at least two-thirds of the corporation's shares entitled to vote thereon, excluding the shares held by the shareholder in question, at a meeting of shareholders not less than six months after the affiliated shareholder's share acquisition date.
          o Nevada law defines an interested stockholder as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. In addition, combinations with an interested stockholder remain prohibited for three years after the person became an interested stockholder unless (i) the transaction is approved by the board of directors or the holders of a majority of the outstanding shares not beneficially owned by the interested party, or (ii) the interested stockholder satisfies certain fair value requirements.

     1.   Actions by Written Consent of Stockholders
          o Under the Texas law, any action required to be taken at an annual or special meeting of shareholders may be taken without a meeting but only if a written consent signed by the holders of such number of shares as would be required to approve the proposal if the holders of all the shares entitled to vote on such matter were present at a meeting of the stockholders is presented to the corporation.

          o Nevada law provides that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote consent to the action in writing. Nevada law does not require notice to the stockholders of action taken by less than all of the stockholders.

     1.   Appraisal Rights

          o Shareholders of a Texas corporation generally have dissenter's rights in connection with significant business transactions requiring shareholder approval, including mergers. However, there are certain circumstances in which a shareholder of a Texas corporation will not be entitled to appraisal rights even if such a significant business transaction is consummated.

          o Under Nevada law, a stockholder is entitled to dissent from, and obtain payment for the fair value of his or her shares (i) in the event of consummation of a plan of merger or plan of exchange in which the Nevada corporation is a constituent entity, and (ii) any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, by-laws or a resolution of the board of directors provides that voting or non-voting stockholders are entitled to dissent and obtain payment for their shares. As in Texas, there are certain circumstances that will prevent an otherwise eligible stockholder from exercising his/her dissenter rights even if the above types of transactions are consummated. Additionally, Section 78.3793 of the Nevada Revised Statutes expressly provides that upon a change in the control of the corporation, any stockholder other than the acquiring stockholder and other than any stockholder voting for the corporate action giving rise to the change in control shall have dissenter's rights and may obtain payment of the fair value of his shares in accordance with the terms of the Statute. The Nevada Revised Statutes does not provide for dissenters' right of appraisal in connection with name changes, increases in authorized common stock, or stock splits. Additionally, stockholders of a corporation surviving a merger do not have appraisal rights if no vote of the stockholders of a corporation surviving a merger were required to approve the merger.

     1.   Director Liability

          o Under Texas law, a corporation is permitted to provide indemnification or advancement of expenses, by articles of incorporation or bylaw provision, resolution of the shareholders or directors, agreement, or otherwise, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the person in connection with the proceedings. However, if the person is found liable to the corporation, or if the person is found liable on the basis he received an improper personal benefit, indemnification under Texas law is limited to the reimbursement of reasonable expenses and no indemnification will be available if the person is found liable for willful or intentional misconduct.
          o Nevada law permits a broader exclusion of liability of both officers and directors to the Company and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from act or omissions which involve intentional misconduct, fraud, or a knowing violation of law. The conversion will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law.

     1. Vote Required For Mergers And Similar Fundamental Corporate Transactions And The Sale Of All Or Substantially All Of The Corporate Assets
          o Pursuant to Texas law, the affirmative vote of the holders of at least two-thirds of the shares entitled to vote, including, if required, by separate class, is required for a merger, consolidation, share exchange, dissolution as well as the sale, lease, exchange or disposal of all or substantially all of its assets. A company's articles of incorporation may, however, provide that such actions of the shareholders shall be by the affirmative vote of the holders of a specified portion, but not less than a majority of the shares (or of any class or series) entitled to vote on the matter, rather than the two-thirds of the outstanding shares (or of any class or series) of the company otherwise required by Texas law.
          o The NRS provides that any merger, consolidation or share exchange of a Nevada corporation, as well as the sale, lease, exchange or disposal of all or substantially all of its assets not in the ordinary course of business, generally must be recommended by the Board of Directors and approved by a vote of a majority of the outstanding shares of stock of the corporation entitled to vote on such matters, unless the articles of incorporation provides otherwise. Under the NRS, the vote of the shareholders of a corporation surviving a merger is not required if: (a) The articles of incorporation of the surviving domestic corporation will not differ from its articles before the merger; (b) each stockholder of the surviving domestic corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger.

     1.   Charter Amendments
          o In accordance with Texas Law, charter amendments generally require board approval and the affirmative vote of the holders of two-thirds of the outstanding shares entitled to vote and, in some circumstances, a similar vote of each affected class of shares. A company's articles of incorporation, however, may provide that the such actions of the shareholders shall be the affirmative vote of the holders of a specified portion, but not less than a majority of the shares (or of any class or series) entitled to vote on the matter, rather than the two-thirds of the outstanding shares (or of any class or series) of the company otherwise required by Texas.
          o Under the NRS, unless the articles of incorporation of a corporation otherwise provides, amendments of its articles of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote on the amendment, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of shares of that class or series or would adversely affect the rights, powers or preferences of that class or series, a majority of the outstanding stock of that class or series also would be required to approve the amendment.

     1.   Amendments to Bylaws

          o Texas laws provide that a corporation's board of directors and shareholders may amend the corporation's bylaws, unless otherwise provided in the corporation's articles of incorporation or bylaws.
          o    Under NRS, directors are free to amend the bylaws.

     1.   Inspection of Books and Records

          o Texas law provides that a person who has been a stockholder for six months immediately preceding his demand, or is the holder of at least 5% of all the outstanding shares of the corporation may inspect a corporation's books and records for proper purposes.
          o Under the NRS, any stockholder with a proper purpose may inspect and copy the books, records and stockholder lists of the corporation.

Federal Income Tax Consequences
The following discussion addresses the material federal income tax consequences of the conversion that are applicable to holders of shares of the Company's common stock. The discussion does not deal with all federal income tax consequences that may be relevant to a particular holder of shares of common stock, or any foreign, state or local tax considerations. ACCORDINGLY, HOLDERS OF COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC FEDERAL, FOREIGN, STATE AND LOCAL TAX CONSEQUENCES TO THEM AS A RESULT OF THE CONVERSION. The following discussion is based upon the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. We have not and will not request a ruling from the Internal Revenue Service regarding the tax consequences of the conversion. We believe that converting from Texas to Nevada will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, for federal income tax purposes: (i) no gain or loss will be recognized by the holders of shares of common stock upon consummation of the conversion; (ii) the aggregate tax basis of shares of common stock after the conversion will be the same as the aggregate tax basis of shares of common stock before the conversion; and (iii) the holding period of the shares of common stock will include the period for which the shares were held prior to the conversion.

At the effective time of conversion, your shares of common stock will become an equivalent number of shares of common stock incorporated in Nevada. The shares will automatically convert into shares incorporated in Nevada. You will not have to exchange your existing stock certificates.

Once we obtain the necessary shareholder approval, it is intended that the Board of Directors will file the necessary documents, which will contain provisions for the other approved proposals contained herein, as soon as possible with the Secretary of State of Nevada and Texas to effectuate this transaction. The conversion will become effective on the date of filing the Articles of Conversion, which is referred to as the "effective date." After the effective date, the laws of the State of Nevada will govern us and our existence as a Texas corporation will cease to exist.

Pursuant to the Texas Business Corporation Act, Art. 5.03, the conversion into a Nevada corporation will be approved if we receive the affirmative vote of the holders of at least two-thirds of the outstanding shares entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE CONVERSION FROM A TEXAS CORPORATION TO A NEVADA CORPORATION.


PROPOSAL 4 -

PROPOSAL TO AUTHORIZE A CLASS OF PREFERRED STOCK.

The Board seeks the right to authorize 25,000,000 shares of preferred stock with a par value of $0.001, with the terms to be attached by the Board of Directors at the time of issuance.

The Board of Directors believes it is in the Company's best interest to increase its authorized capital by 25,000,000 shares of blank check preferred stock, par value $0.001, thereby making the total amount of authorized capital for the Company 50,000,000 shares of common stock and 25,000,000 shares of preferred stock. These shares do not offer any preemptive rights.

Management is trying to secure a line of credit or other financing in order to increase its ability to buy, remediate, and resell homes. Management believes that having a class of preferred stock may give a financier/lender the protection they need in order to extend capital to the company. As of the date of this Schedule, we have had no commitments from financiers/lenders nor have we had any formal discussions with financiers/lenders.

There are certain advantages and disadvantages of an increase in our authorized stock. The advantages include:
     o The ability to raise capital by issuing capital stock under the transactions described above, or other financing transactions.
     o To have shares of stock available to pursue business expansion opportunities, if any.

The disadvantages include:
     o The issuance of authorized but unissued stock could be used to deter a potential takeover of SLOPESTYLE that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with our Board of Directors' desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.
     o Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders.

Preferred Class of Stock

We do not currently have a class of preferred stock. Our Board proposed that we establish a class of preferred stock with 25,000,000 shares authorized. The purpose of the preferred class is to grant preferential rights to certain persons for adequate consideration. After the class of preferred stock is created, our Board may, from time to time, file certificates of designation of rights and preferences for a series of preferred stock. The certificate of designation will establish the voting powers, designations, preferences, limitations, restrictions, conversion features and relative rights of each series. The preferred stock may be issued for consideration as determined by the Board without any action from the stockholders.

Material Effects of Preferred Stock

The creation of a preferred class of stock does not have an immediate effect on stockholders of our common stock. Each stockholder retains the same proportionate interest in SLOPESTYLE as he/she/it held prior to the establishment of the preferred stock. However, when preferred stock is issued in the future, the preferential rights of the preferred stock must be satisfied before the holders of common stock are entitled to receive dividends or to participate pro rata in any distribution of assets available for distribution upon a liquidation of SLOPESTYLE.

Under certain circumstances any issuance of preferred stock may have the effect of delaying or preventing a change in control of the company by increasing the number of outstanding shares entitled to vote on the matter and by increasing the number of votes required to approve a change in control. Shares of preferred stock could be issued that render more difficult or discourage an attempt to obtain control of the company by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board to issue additional shares of preferred stock could discourage an attempt by a party to acquire control. Such issuances could deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price of the common stock in a tender offer. However, the preferential treatment associated with preferred stock makes such stock more attractive to investors and we believe will therefore directly increase our ability to obtain financing, which will in turn, create more value for our shareholders.

If the proposal to convert to a Nevada corporation is approved, the creation of the preferred class will become effective simultaneously by concurrently filing the Articles of Incorporation in Nevada, as set forth in Exhibit B hereto. If however, the proposal to convert into a Nevada corporation is not approved, we will promptly file the Articles of Amendment in Texas to effect the name change and create this new class of stock.

Pursuant to the Texas Business Corporation Act, Art. 4.02, creating the class of preferred stock - and amending the Articles of Incorporation if necessary - will be approved if we receive the affirmative vote of the holders of at least two-thirds of the outstanding shares entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR TO AUTHORIZE 25,000,000 SHARES OF PREFERRED STOCK, HAVING A PAR VALUE OF $0.001.


EXECUTIVE OFFICERS

The following table and text set forth the names and ages of Slopestyle Corporation's executive officers as ofOctober 9, 2007. A brief description of our executive officer and an indication of the directorships, if any, he held in other companies subject to the reporting requirements under the Federal securities laws is provided above within Proposal 1.

Name                           Age                Position
Reed T. Bulley                 49                 Chief Executive Officer, Chief
                                                  Financial Officer, President,
                                                  Secretary and Director
                                                  Served since December 2002



GOVERNANCE OF SLOPESTYLE CORPORATION

Due to our lack of operations and size, we have not designated an Audit Committee. Furthermore, we are currently quoted on the OTC Bulletin Board, which is sponsored by the NASD, under the symbol "SPYP.OB" and the OTCBB does not have any listing requirements mandating the establishment of any particular committees. Our board of directors acts as our Audit Committee and performs equivalent functions, such as: recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls. For these same reasons, we did not have any other separate committees during fiscal 2006; all functions of a nominating committee, audit committee and compensation committee are currently performed by our director.

Our Board believes that, considering our size and the members of our Board, decisions relating to director nominations can be made on a case-by-case basis by all members of the board without the formality of a nominating committee or a nominating committee charter. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary.

The Board does not have an express policy with regard to the consideration of any director candidates recommended by shareholders since the Board believes that it can adequately evaluate any such nominees on a case-by-case basis. The Board will consider director candidates proposed in accordance with the procedures set forth below under "Shareholder Proposals for 2008 Annual Meeting," and will evaluate shareholder-recommended candidates under the same criteria as internally generated candidates. Although the Board does not currently have any formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important, as would the ability to attend and prepare for board, committee and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on the board of directors.

We have not received any recommendations for a director nominee from any shareholder.

Financial Expert

We do not have a qualified financial expert at this time because we have not been able to hire a qualified candidate and because we do not have the financial resources to afford such an expert. However, we intend to continue to search for a qualified individual for hire.

Board Independence

We only have one director, who is also our sole executive officer. Accordingly, we do not have any "independent" directors, as that term is defined in Section 121(A) of the American Stock Exchange's Listing Standards. Since the OTC Bulletin Board does not require that a majority of our directors be independent, we are required to apply the definition of "independent" used by an exchange that does have such a requirement, such as the American Stock Exchange.

Once we increase our revenue and expand our operations, we will comply with the requirements of Item 407 of Regulation S-B as necessary.


Directors Attendance at Meetings

During fiscal 2006, the Board held five meetings and our director attended all such meetings. Since we do not have separate committees, no committee meetings were held during fiscal 2006, but any such issues were discussed at the Board Meetings.

We intend to schedule a Board meeting in conjunction with our Annual Meeting and expect that our director will attend, absent a valid reason, such as a schedule conflict.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and any persons who beneficially own more than 10% of our common stock to send reports of their ownership of shares of common stock and changes in ownership to us and the SEC. Based on the Company's review of the copies of these reports received by it, and written representations received from reporting persons, the Company believes that all filings required to be made by the reporting persons for the 2006 fiscal year were made on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTION

         None.

LEGAL PROCEEDINGS

         We are not a party to any material legal proceeding and to our knowledge; no such proceeding is currently contemplated or pending.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

         Slopestyle Corporation stockholders who want to communicate with our Board or any individual director can write to:

                             Slopestyle Corporation
                                1111 Hughes Court
                               Wylie, Texas 75098
                            Attn:Board Administration

         Your letter should indicate that you are a Slopestyle Corporation stockholder. Depending on the subject matter, management will:


     o Forward the communication to the Director or Directors to whom it is addressed;

     o Attempt to handle the inquiry directly, for example where it is a request for information about Slopestyle Corporation or it is a stock-related matter; or

     o Not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

         At each Board meeting, a member of management presents a summary of all communications received since the last meeting that were not forwarded and makes those communications available to the Directors on request.


EXECUTIVE AND DIRECTOR COMPENSATION

         Our sole officer and director received compensation of $48,829 in 2006 and $3,470 through September 30, 2007. We do not have a retirement or stock option or bonus plan for our officers.

INDEPENDENT PUBLIC ACCOUNTANTS

         The Board reappointed The Hall Group, CPA's (formerly David S. Hall, P.C.) as the independent accounting firm to audit our financial statements for fiscal 2007. The Hall Group, CPA's, as the Company's independent accounting firm, audited our financial statements for fiscal years ended 2005 and 2006.

         Representatives of The Hall Group, CPA's will not be present at the meeting nor will they be available during that time to respond to any questions.

AUDIT FEES

         The fees billed by The Hall Group, CPA's for the indicated services performed during fiscal 2006 were as follows:



------------------------- -- ---------------
                             Fiscal 2006
------------------------- -- ---------------
Audit fees                   $4,200
------------------------- -- ---------------
Audit-related fees           $0
------------------------- -- ---------------
Review fees                  $4500
------------------------- -- ---------------
Tax Fees                     $0
------------------------- -- ---------------
All other fees               $0
------------------------- -- ---------------

         The amounts shown for "All other fees" were for reviews of our financial statements for fiscal 2006 in which they did not audit or issue any report and consultations regarding generally accepted accounting principles.

         Our Board of Directors must pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for Slopestyle Corporation by its independent auditors, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, which should nonetheless be approved by our Board prior to the completion of the audit. Each year the independent auditor's retention to audit our financial statements, including the associated fee, is approved by the Board before the filing of the previous year's annual report on Form 10-KSB. At the beginning of the fiscal year, the Board will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor's independence from management. At each subsequent Board meeting, the auditor and management may present subsequent services for approval. Typically, these would be services such as due diligence for an acquisition, that would not have been known at the beginning of the year.

         Since May 6, 2003,  the effective  date of the  Securities and Exchange
Commission rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, each new engagement of LBB & Associates has been approved in advance by the Board, and none of those engagements made use of the de minimus exception to pre-approval contained in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934.



           BENEFICIAL OWNERSHIP OF SLOPESTYLE CORPORATION COMMON STOCK

BENEFICIAL OWNERS OF MORE THAN 5% OF OUR COMMON STOCK

       The following table sets forth, as of October 9, 2007: (a) the names and addresses of each beneficial owner of more than five percent (5%) of our Common
Stock  beneficially  owned by each such  person,  and the  percent of our Common
Stock so owned; and (b) the names and addresses of each director and executive officer, the number of shares our Common Stock beneficially owned, and the percentage of our Common Stock so owned, by each such person, and by all of our directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of our Common Stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of Common Stock except as otherwise indicated.

                                                     Amount and Nature          Percentage of Voting
Name and Address                            of Beneficial Ownership             Securities (1)
----------------------------------------------------------------------------------------------------------

Reed T. Buley
1111 Hughes Court
Wylie, Texas 75098                                   5,000,000 shares                        85.22%

Southern Fiduciary Financial, Inc. (2)
8140 Walnut Hill Lane, Ste 700
Dallas, Texas 75231                                    500,000 shares                         8.52%




                                                                              17


All Directors and officers
as a group                                          5,000,000 shares                         85.22%


     (1) All Percentages have been rounded up to the nearest one hundredth of one percent.
     (2)  Shirley Reynolds is the beneficial owner of these shares.

CHANGES IN CONTROL

To the best of our knowledge, there are no arrangements that could cause a change in our control.

                STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

         Any stockholder who intends to present a proposal at the 2008 Annual Meeting of Stockholders must ensure that the proposal is received by the Corporate Secretary of SLOPESTYLE CORPORATION, 1111 Hughes Court, Wylie, Texas 75098:

          o Not later than July 5, 2008, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934; or

          o    September 1, 2008.

                                   FORM 10-KSB

On April 17, 2007, we filed with the SEC an annual report on Form 10-KSB for the fiscal year ended December 31, 2006. A copy of the Form 10-KSB is enclosed herewith. Upon written request to the Company's Secretary, the exhibits set forth on the exhibit index of the Form 10-KSB may be made available at reasonable charge (which will be limited to our reasonable expenses in furnishing such exhibits).


                       DOCUMENTS INCORPORATED BY REFERENCE

         In our filings with the SEC, information is sometimes "incorporated by reference." This means that we may disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information that is superseded or modified by information contained directly in this proxy statement or in any other subsequently filed document that is also incorporated by reference herein. This proxy statement incorporates by reference the information set forth below that the Company has previously filed with the SEC and that is being delivered to you along with this proxy statement.

         The following information contained in our Annual Report on Form 10-KSB for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on April 17, 2007 (File No. 000-52235) is incorporated by reference herein:
          o Part II, Item 6. Management's Discussion and Analysis of Financial condition and Results of Operations
          o Part II, Item 8. Changes in and Disagreement with Accountants on Accounting and Financial Disclosure
          o    Part II, Item 7. Financial Statements and Supplementary Data

         The following information contained in our Quarterly Report on Form 10-QSB/A for the quarterly period ended March 31, 2007 as filed with the Securities and Exchange Commission on June 28, 2007 (File No. 000-52235) is incorporated by reference herein:

          o    Part I, Item 1. Financial Statements

          o Part I, Item 2. Management's Discussion and Analysis of Financial condition and Results of Operations

         The following information contained in our Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2007 as filed with the Securities and Exchange Commission on August 17, 2007 (File No. 000-52235) is incorporated by reference herein:

          o    Part I, Item 1. Financial Statements
          o Part I, Item 2. Management's Discussion and Analysis of Financial condition and Results of Operations

                                ADMISSION TICKET
                             SLOPESTYLE CORPORATION

                                1111 Hughes Court
                               Wylie, Texas 75098

     THIS ADMISSION TICKET ADMITS ONLY THE NAMED STOCKHOLDER AND A GUEST.  NOTE:
If you plan on attending the Annual Meeting in person, please bring, in addition to this admission ticket, a proper form of identification. Video, still photography and recording devices are not permitted at the Annual Meeting. For the safety of attendees, all handbags and briefcases are subject to inspection. Your cooperation is appreciated.


                             Directions to Meeting:


                                 North on US 75
                Exit 28A/Plano Parkway onto N Central Expressway
                         Turn right on E. Plano Parkway
                                Merge onto FM 544
                             Right on Memorial Drive
                          Right on S Birmingham Street
                             Right on S Ballard Ave
                              Left on Martin Drive
                              Left on Hughes Court
                           Arrive at 1111 Hughes Court

                                      PROXY

                             SLOPESTYLE CORPORATION
                                1111 Hughes Court
                               Wylie, Texas 75098


               ANNUAL MEETING OF SHAREHOLDERS - NOVEMBER 28, 2007

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Reed T. Buley, as proxy of the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote all the shares of stock of SLOPESTYLE CORPORATION which the undersigned is entitled to vote, as specified on the reverse side of this card, at the Annual meeting of Shareholders of SLOPESTYLE CORPORATION to be held at 1111 Hughes Court Wylie, Texas 75098, on November 28, 2007 at 9:30 AM and at any adjournment or postponement thereof.

When this proxy is properly executed, the shares to which this proxy relates will be voted as specified. If no contrary instruction is indicated for any proposal, the vote shall be cast in accordance with the recommendation of the Board of Directors. This proxy authorizes the above designated proxies to vote in their discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

If you wish to vote in accordance with the Board of Directors' recommendations, just sign below. You need not mark any boxes.

This proxy is solicited on behalf of the                      Please mark    [X]
Board of Directors of SLOPESTYLE CORPORATION                  your votes as
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS                 indicated in
THAT YOU VOTE "FOR" EACH OF THE PROPOSALS.                    this example.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY BY USING THE ENCLOSED ENVELOPE.

1. To elect Reed T. Buley as director.

FOR    AGAINST    ABSTAIN
[_]      [_]        [_]


2. To approve changing the corporate name to Remediation Services, Inc.

FOR    AGAINST    ABSTAIN
[_]      [_]        [_]


3. To approve converting the company from a Texas corporation to a Nevada corporation.

FOR    AGAINST    ABSTAIN
[_]      [_]        [_]

4. To approve the authorization of 25,000,000 shares of Preferred Stock, $0.001 par value, with terms to be attached at the time of issuance at the discretion of the Board of Directors.

FOR    AGAINST    ABSTAIN
[_]      [_]        [_]



Please indicate if you intend to attend this meeting   [_] YES         [_] NO

If address has changed, please check the box and indicate your new address
below        [_]


------------------------------------

------------------------------------

------------------------------------



I/We:  [  ]will attend;  [  ]will not attend the meeting.


Signature(s)                                       Date: ________________, 2007


-------------------------------------------------------

-------------------------------------------------------
PLEASE PRINT YOUR NAME ABOVE

This proxy must be signed exactly as your name appears hereon. When shares are held by joint tenants, both should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of the duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized officer executing on behalf of the partnership.

                                                                       EXHIBIT A

               Articles of Amendment to Articles of Incorporation
                                       for
                             SLOPESTYLE CORPORATION

Pursuant to the provisions under the Nevada Revised Statutes 78.385 and 78.390, the undersigned hereby adopts the following Articles of Amendment for SLOPESTYLE CORPORATION (the "Company"):

     1.   Name of the Corporation is SLOPESTYLE CORPORATION
     2.   The articles have been amended as follows:


     Article I

       Name of the Corporation is REMEDIATION SERVICES, INC.

     ARTICLE V

         " The authorized capital is made up of two classes:
50,000,000 shares of Common Stock of USD.001 par value; and, 25,000,000 shares Preferred Stock with $.001 par value per share ("Blank Check Preferred Stock").

     The shares of Preferred Stock may be issued from time to time in one or more series, in any manner permitted by law, as determined from time to time by the Board of Directors, and stated in the resolution or resolutions providing for the issuance of such shares adopted by the Board of Directors pursuant to authority hereby vested in it. Without limiting the generality of the foregoing, shares in such series shall have such voting powers, powers, full or limited, or no voting powers, and shall have such designations, preferences, and relative, participating optional, or other special rights, and qualifications, limitations, or restrictions thereof, permitted by law, as shall be stated in the resolution or resolutions providing for the issuance of such shares adopted by the Board of Directors pursuant to authority hereby vested in it. The number of shares of any such series so set forth in such resolution or resolutions may be increased (but not above the total number of authorized shares of Preferred Stock) or decreased (but not below the number of shares thereof then outstanding) by further resolution or resolutions adopted by the Board of Directors pursuant to authority hereby vested in it.


Signatures



--------------
Reed T. Buley,
President & CEO

                                                                       EXHIBIT B

                            ARTICLES OF INCORPORATION
                                       OF
                           REMEDIATION SERVICES, INC.

         I, the undersigned natural person of the age eighteen (18) years or more, acting as incorporator of a corporation under the General Corporation Law of the State of Nevada, do hereby adopt the following Articles of Incorporation:

ARTICLE I
The name of this corporation is REMEDIATION SERVICES, INC.

ARTICLE II
Its registered office in the State of Nevada is to be located at 2533 North Carson Street, Carson City, Nevada 89706. The registered agent in charge thereof is Laughlin Associates at 2533 North Carson Street, Carson City, Nevada 89706.

ARTICLE III
The nature of the business and, the objects and purposes proposed to be transacted, promoted and carried on, are to do any or all the things herein mentioned as fully and to the same extent as natural persons might or could do and in any part of the world, viz:

         "The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Nevada."

ARTICLE IV
The authorized capital is made up of two classes:

     (a)  50,000,000 shares of Common Stock of USD .001 par value; and,
     (b) 25,000,000 shares Preferred Stock with $.001 par value per share ("Blank Check Preferred Stock").
               - The shares of Preferred Stock may be issued from time to time in one or more series, in any manner permitted by law, as determined from time to time by the Board of Directors, and stated in the resolution or resolutions providing for the issuance of such shares adopted by the Board of Directors pursuant to authority hereby vested in it. Without limiting the generality of the foregoing, shares in such series shall have such voting powers, powers, full or limited, or no voting powers, and shall have such designations, preferences, and relative, participating optional, or other special rights, and qualifications, limitations, or restrictions thereof, permitted by law, as shall be stated in the resolution or resolutions providing for the issuance of such shares adopted by the Board of Directors pursuant to authority hereby vested in it. The number of shares of any such series so set forth in such resolution or resolutions may be increased (but not above the total number of authorized shares of Preferred Stock) or decreased (but not below the number of shares thereof then outstanding) by further resolution or resolutions adopted by the Board of Directors pursuant to authority hereby vested in it.

ARTICLE V
The name and address of the incorporator signing the articles of incorporation is as follows:
                                   Reed Buley

                                1111 Hughes Court
                               Wylie, Texas 75098

ARTICLE VI
The governing board of this corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided in the bylaws of this corporation, provided that the number of directors shall not be reduced less than one or be more than ten.

The name and address of the first director, which is one in number, is as follows:
                                   Reed Buley
                                1111 Hughes Court
                               Wylie, Texas 75098

ARTICLE VII
Meetings of stockholders may be held outside of the State of Nevada at such place or places as may be designated from time to time by the board of directors or in the bylaws of the corporation.

ARTICLE VII
This corporation reserves the right to amend, alter, change or repeal any provision contained in the articles of incorporation, in the manner now or hereafter prescribed, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE VII          Elimination or Limitation of Liability of Directors
No director shall be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director: provided, however, that nothing contained herein shall eliminate or limit the liability of a director
(i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any transaction from which the director derived an improper personal benefit, or (iv) for any act or omission occurring prior to their directorship.

ARTICLE VIII         Indemnification of Directors and Officers
The corporation shall indemnify the directors and officers of the corporation, and of any subsidiary of the corporation, to the full extent provided by the laws of the State of Nevada. Expenses incurred by a director or officer in defending a civil or criminal action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation. In addition, the corporation may advance expenses of such nature on any other terms and/or in any other manner authorized by law.

ARTICLE IX           Amendment of Bylaws

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is authorized, subject to the bylaws, if any, adopted by the shareholders, to adopt, alter or amend the bylaws of the corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand, this ___ day of September, 2007.




-------------
Reed Buley

                                                                       EXHIBIT C
                              PLAN OF CONVERSION OF
                             SLOPESTYLE CORPORATION
                            FROM A TEXAS CORPORATION
                                      INTO
                              A NEVADA CORPORATION

         This Plan of Conversion of SLOPESTYLE CORPORATION from a Texas corporation into a Nevada corporation (the "Plan"), is entered into and adopted as of the ____ day of ____________, 2007.

                                    RECITALS:

         A.  SLOPESTYLE   CORPORATION   ("SLOPESTYLE")  is  a  corporation  duly
organized and existing under the laws of the State of Texas, having been formed on June 25, 1999 under the name SLOPESTYLE CORPORATION;

         B. The authorized capital stock of SLOPESTYLE consists of 50,000,000 shares of Common Stock, par value $0.001 per share, of which 5,876,950 shares were issued and outstanding at October 9, 2007, the date of voting on the redomiciling and conversion; and

         C. The Shareholders of SLOPESTYLE deem it advisable for the general welfare and advantage of the corporation of SLOPESTYLE and its shareholders that SLOPESTYLE convert from a Texas corporation into a Nevada corporation pursuant to this Plan and pursuant to the applicable provisions of the laws of the State of Texas and Nevada.

                                      PLAN

         1. CONVERSION TO NEVADA CORPORATION. At Effective Time of Conversion, SLOPESTYLE shall cease to be a Texas corporation and shall become a Nevada corporation. The "Effective Time of Conversion" shall be that date on which Articles of Conversion substantially in the form of Exhibit "A," which is attached hereto and incorporated herein by reference for all purposes, are filed in the office of the Nevada Secretary of State, all after satisfaction of the respective requirements of the applicable laws of said states prerequisite to such filings.

         2.  NAME  OF   CONVERTED   CORPORATION.   Following   the   conversion,
SLOPESTYLE's name shall be REMEDIATION SERVICES, INC.

         3. SLOPESTYLE TO REMAIN IN AND CONTINUE EXISTENCE. Following the conversion, SLOPESTYLE shall continue in existence. Following the conversion, SLOPESTYLE shall be a corporation duly formed and in existence pursuant to the laws of the State of Nevada. The Articles of Incorporation of SLOPESTYLE, as filed with the Texas Secretary of State are attached hereto as Exhibit "B" and are incorporated herein by reference for all purposes.

         4. GOVERNING LAW: ARTICLES OF INCORPORATION. At all times after the Conversion, SLOPESTYLE shall be governed by the laws of the State of Nevada, and by the terms of the Articles of Incorporation, attached to the Articles of Conversion as Exhibit "A", which will be filed with the Nevada Secretary of State.

         5. BYLAWS. At Effective Time of Conversion, the bylaws, attached hereto as Exhibit "C", of SLOPESTYLE shall be adopted and shall comply with Nevada law.

         6. DIRECTORS AND OFFICERS OF SURVIVING CORPORATION. The Board of Directors and the officers of SLOPESTYLE shall remain the same following the conversion, and such directors and officers are as follows:

                     DIRECTORS:         Reed Buley

                     OFFICERS:          Reed Buley,  CEO,  President,
                                        Secretary, Treasurer and Chief Financial
                                        Officer

         7. CONVERSION OF COMMON STOCK. The manner and basis of converting the common stock of SLOPESTYLE, as a Texas corporation, into shares of SLOPESTYLE, as a Nevada corporation, shall be on a l-for -1 basis. Once the Conversion is effected, the certificates representing Common stock of SLOPESTYLE, a Texas corporation, shall automatically convert into an equal amount of the common shares of REMEDIATION SERVICES, INC., a Nevada corporation. All common stock of SLOPESTYLE is and/or will be issued carrying the same registered status under the Securities Act of 1933, as amended (the" Act"), as the respective shares status in the Texas corporation.

         8. EFFECT OF CONVERSION At the Effective Time of Conversion, SLOPESTYLE, as a Nevada corporation, shall succeed to, without other transfer, and shall possess and enjoy all the rights, privileges, immunities, powers, and franchises both of a public and a private nature, and be subject to all the restrictions, disabilities, and duties of SLOPESTYLE as a Nevada corporation, and shall own all property, real, personal, and mixed, and shall be obligated for all prior debts of SLOPESTYLE, as a Texas corporation, on whatever account, and all rights of creditors and all liens upon any property of SLOPESTYLE shall be preserved unimpaired, and all debts liabilities, and duties of SLOPESTYLE as a Texas corporation, shall attach to SLOPESTYLE, as a Nevada corporation, and may be enforced against it. No shareholder shall, as a result of this conversion, become personally liable for the liabilities or obligations of the converted entity.

         9. ACCOUNTING MATTERS. The assets and liabilities of SLOPESTYLE, as a Texas corporation, at of the Effective Time of Conversion, shall be recorded on the books of SLOPESTYLE, the Nevada corporation, in the amounts at which they were carried at that time on the books of SLOPESTYLE, as a Texas corporation.

         10. APPROVAL OF SHAREHOLDERS: FILING ARTICLES OF CONVERSION. The Plan was recommended by the Director and then submitted to the shareholders of SLOPESTYLE as provided by law and approved. The Articles of Conversion in substantially the form attached hereto as Exhibit "A" shall be signed and delivered as required to the Nevada Secretary of State pursuant to the Nevada Revised Statutes and to the Texas Secretary of State pursuant to Texas corporate law.

         11. CONSTRUCTION. The captions and sections of this Plan are for convenience of reference only and shall not affect the meaning or construction of any of the terms or provisions of this Plan. Whenever the context so requires, all words used herein in any gender shall include the masculine, feminine, and neuter gender, all singular words shall include the plural, and all plural words shall include the singular.

         12. GOVERNING LAW. To the extent not otherwise stated, this Plan shall be governed by and construed in accordance with the laws of the States of Nevada and Texas, as applicable.

         13. FURTHER DOCUMENTS. From time to time, as and when necessary, the President of SLOPESTYLE shall execute and deliver, or cause to be executed and delivered, all such deeds and instruments, and to take, or cause to be taken, such further or other action as he may deem necessary or desirable, in order to vest in and confirm to SLOPESTYLE, as a Nevada corporation, title to, and possession of, any property of SLOPESTYLE acquired prior to the conversion, and otherwise to carry out the intent and purposes hereof; and the directors of SLOPESTYLE and the proper officers and directors of SLOPESTYLE are fully authorized, in the name of SLOPESTYLE or otherwise, to take any and all such action.


EXECUTED to be effective as of the date first shown above.

                                            SLOPESTYLE CORPORATION
                                            A Texas corporation

                                            By: _______________________________
                                                   Reed Buley, President

                                                                       EXHIBIT D

                           ARTICLES OF CONVERSION OF A
                           CORPORATION CONVERTING TO A
                               NEVADA CORPORATION

                          CONVERTING ENTITY INFORMATION

The name of the converting entity is:    Slopestyle Corporation

The jurisdiction of formation is Texas.

The date of formation of the corporation is June 25, 1999

The file Number issued to the corporation by the secretary of state is: 01540549

                   PLAN OF CONVERSION - ALTERNATIVE STATEMENTS

The corporation named above is converting to a Nevada Corporation. The name of the Nevada Corporation is: REMEDIATION SERVICES, INC.

The Nevada corporation will be formed under the laws of the State of Nevada.

[ ] The plan of conversion is attached.

[X] Instead of attaching the Plan of Conversion, the corporation certifies to the following:

A signed Plan of Conversion is on file at the principal place of business of the corporation, the converting entity. The address of the principal place of business of the corporation is: 1111 Hughes Court Wylie, Texas 75098.

A signed plan of conversion will be on file at the principal place of business of the Nevada corporation. The address of the principal place of business of the Nevada corporation is: 1111 Hughes Court Wylie, Texas 75098.

A copy of the plan of conversion will be furnished upon written request without cost by the converting entity before the conversion or by the converted entity after the conversion to any owner or member of the converting or converted entity.

                       APPROVAL OF THE PLAN OF CONVERSION

The plan of conversion has been approved as required by the laws of the jurisdiction of formation and governing documents of the converting entity.

The vote by which the stockholders holding shares in the converting corporation entitling them to exercise at least 2/3 of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provision of the articles of incorporation have voted in favor of the amendment is 85% of the outstanding shares.
--------------------------------------------------------------------------------

                             EFFECTIVENESS OF FILING

[X] This document becomes effective when the document is accepted and filed by the Secretary of State.


                                 TAX CERTIFICATE

[X] In lieu of providing the tax certificate, the Nevada corporation as the converted entity is liable for the payment of any franchise taxes.


                                    EXECUTION

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.


Dated:                          ______________________________________
                                By: Reed Buley
                                President of Slopestyle Corporation (Texas)

Dated:                          ______________________________________
                                By: Reed Buley
                                President of Remediation Services, Inc. (Nevada)